                                                                    Exhibit 4.20

                                 SIXTY-SEVENTH

                            SUPPLEMENTAL INDENTURE

                           Dated as of June 1, 1997

                                      TO

                    Indenture of Mortgage and Deed of Trust

                            Dated as of May 1, 1921


                                  -----------


                    THE CONNECTICUT LIGHT AND POWER COMPANY

                                      TO

                        BANKERS TRUST COMPANY, Trustee


                                  -----------


                     1997 Series B Bonds, Due June 1, 2002

                   THE CONNECTICUT LIGHT AND POWER COMPANY
               Supplemental Indenture, Dated as of June 1, 1997

                               Table of Contents

                                                                                    Page
                                                                                    ----
Parties................................................................................1
Recitals...............................................................................1
Granting Clauses.......................................................................2
Habendum...............................................................................3
Grant in Trust.........................................................................3

                                  ARTICLE 1.

                 FORM AND PROVISIONS OF BONDS OF 1997 SERIES B
SECTION 1.01.  Designation; Amount.....................................................4
SECTION 1.02.  Form of Bonds of 1997 Series B..........................................4
SECTION 1.03.  Provisions of Bonds of 1997 Series B; Interest Accrual..................4
SECTION 1.04.  Transfer and Exchange of Bonds of 1997 Series B.........................5
SECTION 1.05.  Sinking and Improvement Fund............................................5

                                  ARTICLE 2.
                   REDEMPTION OF BONDS OF 1997 Series B ...............................5

                                  ARTICLE 3.

                    AMENDMENT OF MORTGAGE INDENTURE ...................................7

                                  ARTICLE 4.

                                MISCELLANEOUS
SECTION 4.01.  Benefits of Supplemental Indenture and Bonds of 1997 Series B...........7
SECTION 4.02.  Effect of Table of Contents and Headings................................7
SECTION 4.03.  Counterparts............................................................7
TESTIMONIUM............................................................................8
SIGNATURES.............................................................................8
ACKNOWLEDGMENTS........................................................................8

SCHEDULE A - Form of Bond of 1997 Series B, Form of Trustee's Certificate
SCHEDULE B - Property Subject to the Lien of the Mortgage

           SUPPLEMENTAL INDENTURE, dated as of the first day of June, 1997, between THE CONNECTICUT LIGHT AND POWER COMPANY, a corporation organized and existing under the laws of the State of Connecticut (hereinafter called "Company"), and BANKERS TRUST COMPANY, a corporation organized and existing under the laws of the State of New York (hereinafter called "Trustee"), with its principal corporate trust office at Four Albany Street, New York, NY 10006.

           WHEREAS, the Company heretofore duly executed, acknowledged and delivered to the Trustee a certain Indenture of Mortgage and Deed of Trust dated as of May 1, 1921, and sixty-six Supplemental Indentures thereto dated respectively as of May 1, 1921, February 1, 1924, July 1, 1926, June 20, 1928, June 1, 1932, July 1, 1932, July 1, 1935, September 1, 1936, October 20, 1936,
December 1, 1936, December 1, 1938, August 31, 1944, September 1, 1944, May 1, 1945, October 1, 1945, November 1, 1949, December 1, 1952, December 1, 1955,
January 1, 1958, February 1, 1960, April 1, 1961, September 1, 1963, April 1, 1967, May 1, 1967, January 1, 1968, October 1, 1968, December 1, 1969, January
1, 1970, October 1, 1970, December 1, 1971, August 1, 1972, April 1, 1973, March
1, 1974, February 1, 1975, September 1, 1975, May 1, 1977, March 1, 1978,
September 1, 1980, October 1, 1981, June 30, 1982, October 1, 1982, July 1, 1983, January 1, 1984, October 1, 1985, September 1, 1986, April 1, 1987,
October 1, 1987, November 1, 1987, April 1, 1988, November 1, 1988, June 1, 1989, September 1, 1989, December 1, 1989, April 1, 1992, July 1, 1992, October 1, 1992, July 1, 1993, July 1, 1993, December 1, 1993, February 1, 1994,
February 1, 1994, June 1, 1994, October 1, 1994, June 1, 1996, January 1, 1997
and May 1, 1997 (said Indenture of Mortgage and Deed of Trust (i) as heretofore amended, being hereinafter generally called the "Mortgage Indenture," and (ii) together with said Supplemental Indentures thereto, being hereinafter generally called the "Mortgage"), all of which have been duly recorded as required by law, for the purpose of securing its First and Refunding Mortgage Bonds (of which $1,546,000,000 aggregate principal amount are outstanding at the date of this Supplemental Indenture) in an unlimited amount, issued and to be issued for the purposes and in the manner therein provided, of which Mortgage this Supplemental Indenture is intended to be made a part, as fully as if therein recited at length;

           WHEREAS, the Company by appropriate and sufficient corporate action in conformity with the provisions of the Mortgage has duly determined to create a further series of bonds under the Mortgage to be designated "First and Refunding Mortgage Bonds, 1997 Series B" (hereinafter generally referred to as the "bonds of 1997 Series B"), to consist of fully registered bonds containing terms and provisions duly fixed and determined by the Board of Directors of the Company and expressed in this Supplemental Indenture, such fully registered bonds and the Trustee's certificate of its authentication thereof to be substantially in the forms thereof respectively set forth in Schedule A appended hereto and made a part hereof; and

           WHEREAS, the execution and delivery of this Supplemental Indenture and the issue of not in excess of Two Hundred Million Dollars ($200,000,000) in aggregate principal amount of bonds of 1997 Series B and other necessary actions have been duly authorized by the Board of Directors of the Company; and

           WHEREAS, the Company proposes to effect, contemporaneously with the issuance of the bonds of 1997 Series B, the amendments to the Mortgage Indenture hereinafter specified to eliminate Section 6.14 of the Mortgage Indenture; and

           WHEREAS, all applicable requirements of the Indenture with respect to the effecting of such amendments have been complied with, and such amendments are all ones which, contemporaneously with the issuance of the bonds of 1997 Series B, will have been consented to by the holders of more than two-thirds in principal amount of the bonds outstanding; and

           WHEREAS, the Company has purchased, constructed or otherwise acquired certain additional property not specifically described in the Mortgage but which is and is intended to be subject to the lien thereof, and proposes specifically to subject such additional property to the lien of the Mortgage at this time; and

           WHEREAS, the Company proposes to execute and deliver this Supplemental Indenture to provide for the issue of the bonds of 1997 Series B, to effect such amendments, and to conform the lien of the Mortgage on the property referred to below, all as permitted by Sections 14.01 and 14.03 of the Mortgage Indenture; and

           WHEREAS, all acts and things necessary to constitute this Supplemental Indenture a valid, binding and legal instrument and to make the bonds of 1997 Series B, when executed by the Company and authenticated by the Trustee valid, binding and legal obligations of the Company have been authorized and performed;

           NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE OF MORTGAGE AND DEED OF TRUST WITNESSETH:

           That in order to secure the payment of the principal of and interest on all bonds issued and to be issued under the Mortgage, according to their tenor and effect, and according to the terms of the Mortgage and this Supplemental Indenture, and to secure the performance of the covenants and obligations in said bonds and in the Mortgage and this Supplemental Indenture respectively contained, and for the better assuring and confirming unto the Trustee, its successor or successors and its or their assigns, upon the trusts and for the purposes expressed in the Mortgage and this Supplemental Indenture, all and singular the hereditaments, premises, estates and property of the Company thereby conveyed or assigned or intended so to be, or which the Company may thereafter have become bound to convey or assign to the Trustee, as security for said bonds (except such hereditaments, premises, estates and property as shall have been disposed of or released or withdrawn from the lien of the Mortgage and this Supplemental Indenture, in accordance with the provisions thereof and subject to alterations, modifications and changes in said hereditaments, premises, estates and property as permitted under the provisions thereof), the Company, for and in consideration of the premises and the sum of One Dollar ($1.00) to it in hand paid by the Trustee, the receipt whereof is hereby acknowledged, and of other valuable considerations, has granted, bargained, sold, assigned, mortgaged, pledged, transferred, set over, aliened, enfeoffed, released, conveyed and confirmed, and by these presents does grant, bargain, sell, assign, mortgage, pledge, transfer, set over, alien, enfeoff, release, convey and confirm unto said Bankers Trust Company, as Trustee, and its successor or successors in the trusts created by the Mortgage and this Supplemental Indenture, and its and their assigns, all of said hereditaments, premises, estates and property (except and subject as aforesaid), as fully as though described at length herein, including, without limitation of the foregoing, the property, rights and privileges of the Company described or referred to in Schedule B hereto.

           Together with all plants, buildings, structures, improvements and machinery located upon said real estate or any portion thereof, and all rights, privileges and easements of every kind and nature appurtenant thereto, and all and singular the tenements, hereditaments and appurtenances belonging to the real estate or any part thereof described or referred to in Schedule B or intended so to be, or in any wise appertaining thereto, and the reversions, remainders, rents, issues and profits thereof, and also all the estate, right, title, interest, property, possession, claim and demand whatsoever, as well in law as in equity, of the Company, of, in and to the same and any and every part thereof, with the appurtenances; except and subject as aforesaid.

           TO HAVE AND TO HOLD all and singular the property, rights and privileges hereby granted or mentioned or intended so to be, together with all and singular the reversions, remainders, rents, revenues, income, issues and profits, privileges and appurtenances, now or hereafter belonging or in any way appertaining thereto, unto the Trustee and its successor or successors in the trust created by the Mortgage and this Supplemental Indenture, and its and their assigns, forever, and with like effect as if the above described property, rights and privileges had been specifically described at length in the Mortgage and this Supplemental Indenture.

           Subject, however, to permitted liens, as defined in the Mortgage Indenture.

           IN TRUST, NEVERTHELESS, upon the terms and trusts of the Mortgage and this Supplemental Indenture for those who shall hold the bonds and coupons issued and to be issued thereunder, or any of them, without preference, priority or distinction as to lien of any of said bonds and coupons over any others thereof by reason of priority in the time of the issue or negotiation thereof, or otherwise howsoever, subject, however, to the provisions in reference to extended, transferred or pledged coupons and claims for interest set forth in the Mortgage and this Supplemental Indenture (and subject to any sinking fund that may heretofore have been or hereafter be created for the benefit of any particular series).

           And it is hereby covenanted that all such bonds of 1997 Series B are to be issued, authenticated and delivered, and that the mortgaged premises are to be held by the Trustee, upon and subject to the trusts, covenants, provisions and conditions and for the uses and purposes set forth in the Mortgage and this Supplemental Indenture and upon and subject to the further covenants, provisions and conditions and for the uses and purposes hereinafter set forth, as follows, to wit:

                                   ARTICLE 1.

                  FORM AND PROVISIONS OF BONDS OF 1997 SERIES B

           SECTION 1.01. Designation; Amount. The bonds of 1997 Series B shall be designated "First and Refunding Mortgage Bonds, 1997 Series B" and, subject to Section 2.08 of the Mortgage Indenture, shall not exceed Two Hundred Million Dollars ($200,000,000) in aggregate principal amount at any one time outstanding. The initial issue of the bonds of 1997 Series B may be effected upon compliance with the applicable provisions of the Mortgage Indenture.

           SECTION 1.02. Form of Bonds of 1997 Series B. The bonds of 1997 Series B shall be issued only in fully registered form without coupons in denominations of One Hundred Thousand Dollars ($100,000) or integral multiples of $1,000 in excess thereof; provided, however, that, if any registered holder holds less than $100,000 in aggregate principal amount of the bonds of 1997 Series B as result of a partial redemption by the Company in accordance with
Article 2 hereof, a bond of 1997 Series B in the amount of such holder's aggregate holdings shall be issued.

           The bonds of 1997 Series B and the certificate of the Trustee upon said bonds shall be substantially in the forms thereof respectively set forth in Schedule A appended hereto.

           SECTION 1.03. Provisions of Bonds of 1997 Series B; Interest Accrual. The bonds of 1997 Series B shall mature on June 1, 2002 and shall bear interest, payable semiannually on the first days of June and December of each year, commencing December 1, 1997, at the rate of 7-3/4% per annum, provided that if a Registration Default (as defined in the Registration Rights Agreement dated June 19, 1997 between the Company and the Purchasers named therein (the "Registration Agreement")) occurs at a time when any bond of 1997 Series B is a Registrable Bond (as defined in the Registration Agreement), then the interest rate thereon will increase by 0.50% per annum with respect to the first 90-day period immediately following the occurrence of such Registration Default and by an additional 0.50% per annum with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of 1.50% per annum (provided that in no event shall the interest rate payable on the Registrable Bonds be increased by more than 0.50% per annum in any single 90-day period above the interest rate applicable immediately prior to commencement of such 90-day period), until the Company's obligation in respect of the principal thereof shall be discharged; and shall be payable both as to principal and interest at the office or agency of the Company in the Borough of Manhattan, New York, New York, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts. The interest on the bonds of 1997 Series B, whether in temporary or definitive form, shall be payable without presentation of such bonds; and only to or upon the written order of the registered holders thereof of record at the applicable record date. The bonds of 1997 Series B shall be callable for redemption in whole or in part according to the terms and provisions herein in Article 2.

           Each bond of 1997 Series B shall be dated as of June 1, 1997 and shall bear interest on the principal amount thereof from the interest payment date next preceding the date of authentication thereof by the Trustee to which interest has been paid on the bonds of 1997 Series B, or if the date of authentication thereof is prior to November 16, 1997, then from June 1, 1997, or if the date of authentication thereof be an interest payment date to which interest is being paid or a date between the record date for any such interest payment date and such interest payment date, then from such interest payment date.

           The person in whose name any bond of 1997 Series B is registered at the close of business on any record date (as hereinafter defined) with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such bond upon any registration of transfer or exchange thereof subsequent to the record date and prior to such interest payment date, except that if and to the extent the Company shall default in the payment of the interest due on such interest payment date, then such defaulted interest shall be paid to the person in whose name such bond is registered on a subsequent record date for the payment of defaulted interest if one shall have been established as hereinafter provided and otherwise on the date of payment of such defaulted interest. A subsequent record date may be established by the Company by notice mailed to the owners of bonds of 1997 Series B not less than ten (10) days preceding such record date, which record date shall not be more than thirty (30) days prior to the subsequent interest payment date. The term "record date" as used in this Section with respect to any regular interest payment (i.e., June 1 or December 1) shall mean the May 15 or November 15, as the case may be, next preceding such interest payment date, or if such May 15 or November 15 shall be a legal holiday or a day on which banking institutions in the Borough of Manhattan, New York, New York are authorized by law to close, the next preceding day which shall not be a legal holiday or a day on which such institutions are so authorized to close.

           SECTION 1.04. Transfer and Exchange of Bonds of 1997 Series B. The bonds of 1997 Series B may be surrendered for registration of transfer as provided in Section 2.06 of the Mortgage Indenture at the office or agency of the Company in the Borough of Manhattan, New York, New York, and may be surrendered at said office for exchange for a like aggregate principal amount of bonds of 1997 Series B of other authorized denominations. Notwithstanding the provisions of Section 2.06 of the Mortgage Indenture, no charge, except for taxes or other governmental charges, shall be made by the Company for any registration of transfer of bonds of 1997 Series B or for the exchange of any bonds of 1997 Series B for such bonds of other authorized denominations.

           SECTION 1.05. Sinking and Improvement Fund. Each holder of a bond of 1997 Series B, solely by virtue of its acquisition thereof, shall have and be deemed to have consented, without the need for any further action or consent by such holder, to the amendments to the Mortgage Indenture specified in Article 3 hereof, which will, contemporaneously with the issue of the bonds of 1997 Series B, eliminate all requirements of the sinking and improvement fund as heretofore provided in Section 6.14 thereof.


                                   ARTICLE 2.

                      REDEMPTION OF BONDS OF 1997 SERIES B.

           The bonds of 1997 Series B shall be redeemable, as a whole at any time or in part from time to time, in accordance with the provisions of the Mortgage and upon not less than thirty (30) days and not more than 60 days prior notice given by mail as provided in the Mortgage (which notice may state that it is subject to the receipt of the redemption moneys by the Trustee on or before the date fixed for redemption and which notice shall be of no effect unless such moneys are so received on or before such date), at the option of the Company, at a redemption price equal to the greater of (i) 100% of the principal amount of the bonds being redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon, discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield, plus in each case accrued interest to the date of redemption (the "Redemption Date").

           "Treasury Yield" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

           "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker having a maturity comparable to the remaining term of the bonds of 1997 Series B that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the bonds of 1997 Series B. "Independent Investment Banker" means Morgan Stanley & Co. Incorporated or, if such firm is unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing to be selected by the Company and appointed by the Trustee.

           "Comparable Treasury Price" means, with respect to any Redemption Date (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such business day, (A) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or
(B) if the Trustee obtains fewer than four Reference Treasury Dealer Quotations, the average of all such Quotations. "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such Redemption Date.

           "Reference Treasury Dealer" means each of Morgan Stanley & Co. Incorporated, Salomon Brothers Inc and another Primary Treasury Dealer (as defined herein) at the option of the Company, provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

                                   ARTICLE 3.

                         AMENDMENT OF MORTGAGE INDENTURE

           Effective contemporaneously with the issuance of the bonds of 1997 Series B, the Mortgage Indenture is hereby amended to (i) delete Section 6.14 in its entirety (Section 6.14 of the Mortgage Indenture shall hereinafter be designated Section 6.14 [Deleted] and there shall be no re-numbering of any other provisions of the Mortgage Indenture as a result of this amendment) with the same force and effect as if Section 6.14 had never been included in the Mortgage Indenture; and (ii) all references to Section 6.14 in all other provisions of the Mortgage Indenture (including without limitation Section 1.01(qq), Section 3.52 (three references), Section 3.57 (three references),
Section 9.08 and Section 9.09) are hereby deleted, in each case with the same force and effect as if Section 6.14 had never been referred to in said Sections of the Mortgage Indenture.


                                   ARTICLE 4.

                                 MISCELLANEOUS.

           SECTION 4.01. Benefits of Supplemental Indenture and Bonds of 1997 Series B. Nothing in this Supplemental Indenture, or in the bonds of 1997 Series B, expressed or implied, is intended to or shall be construed to give to any person or corporation other than the Company, the Trustee and the holders of the bonds and interest obligations secured by the Mortgage and this Supplemental Indenture, any legal or equitable right, remedy or claim under or in respect of this Supplemental Indenture or of any covenant, condition or provision herein contained. All the covenants, conditions and provisions hereof are and shall be for the sole and exclusive benefit of the Company, the Trustee and the holders of the bonds and interest obligations secured by the Mortgage and this Supplemental Indenture.

           SECTION 4.02. Effect of Table of Contents and Headings. The table of contents and the description headings of the several Articles and Sections of this Supplemental Indenture are inserted for convenience of reference only and are not to be taken to be any part of this Supplemental Indenture or to control or affect the meaning, construction or effect of the same.

           SECTION 4.03. Counterparts. For the purpose of facilitating the recording hereof, this Supplemental Indenture may be executed in any number of counterparts, each of which shall be and shall be taken to be an original and all collectively but one instrument.

           IN WITNESS WHEREOF, The Connecticut Light and Power Company has caused these presents to be executed by a Vice President and its corporate seal to be hereunto affixed, duly attested by an Assistant Secretary, and Bankers Trust Company has caused these presents to be executed by a Vice President and its corporate seal to be hereunto affixed, duly attested by an Assistant Vice President, as of the day and year first above written.

                                    THE CONNECTICUT LIGHT AND POWER
                                    COMPANY

Attest:

/s/ Theresa H. Allsop               By: /s/ John B.Keane
---------------------------             ------------------------------------
Name:  Theresa H. Allsop                Name:  John B. Keane
Title: Assistant Secretary              Title: Vice President and Treasurer

              (SEAL)                Signed, sealed and delivered
                                      in the presence of:


                                    /s/ Marion C. Bloomquist
                                    ---------------------------------------

                                    /s/ Tracy A. DeCredico
                                    ---------------------------------------

STATE OF CONNECTICUT           )
                               ) ss.: Berlin
COUNTY OF HARTFORD             )

           On this 20th day of June 1997, before me, Judith D. Boucher, the undersigned officer, personally appeared John B. Keane and Theresa H. Allsop, who acknowledged themselves to be Vice President and Treasurer and Assistant Secretary, respectively, of THE CONNECTICUT LIGHT AND POWER COMPANY, a corporation, and that they, as such Vice President and Treasurer and such Assistant Secretary, being authorized so to do, executed the foregoing instrument for the purpose therein contained, by signing the name of the corporation by themselves as Vice President and Treasurer and Assistant Secretary, and as their free act and deed.

           IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                    /s/ Judith D. Boucher
                                    -------------------------------------
                                    Judith D. Boucher
                                    Notary Public
                                    My commission expires on September 30, 1999

(SEAL)

                                     BANKERS TRUST COMPANY
Attest:

/s/ Scott Thiel                      /s/ Robert Caporale
---------------------------------    -----------------------------------
Name:  Scott Thiel                   Name:  Robert Caporale
Title: Assistant Vice President      Title: Vice President

(SEAL)                               Signed, sealed and delivered
                                     in the presence of:

                                     /s/ Barbara Nastor
                                     -----------------------------------

                                     /s/ J. Theriault
                                     -----------------------------------

STATE OF NEW YORK              )
                               ) ss.:    New York
COUNTY OF NEW YORK             )

           On this 19th day of June, 1997, before me, Sharon V. Alston, the undersigned officer, personally appeared Robert Caporale and Scott Thiel who acknowledged themselves to be a Vice President and an Assistant Vice President, respectively, of BANKERS TRUST COMPANY, a corporation, and that they, as such Vice President and such Assistant Vice President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by themselves as Vice President and Assistant Vice President, and as their free act and deed.

           IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                     /s/ Sharon V. Alston
                                     -------------------------------------
                                     Name: Sharon V. Alston
                                     Notary Public, State of New York
                                     No. 31-4966275
                                     Qualified in New York County
                                     Commission Expires May 7, 1998
(NOTARIAL SEAL)

                                   SCHEDULE A

                         [FORM OF BOND OF 1997 SERIES B]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501 (a) (1), (2), (3) OR (7) UNDER THE SECURITIES ACT (AN "INSTITUTIONAL ACCREDITED INVESTOR")) OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION, (2) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITIY RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF), (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE), (D) OUTSIDE THE UNITED STATES TO PERSONS OTHER THAN U.S. PERSONS IN OFFSHORE TRANSACTIONS MEETING THE REQUIREMENTS OF RULE 904 UNDER REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED (OTHER THAN IN THE CASE OF A TRANSFER PURSUANT TO CLAUSE (2) (B) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" "UNITED STATES" AND "U.S. PERSON" HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

No.                                                                     $

                     THE CONNECTICUT LIGHT AND POWER COMPANY

             Incorporated under the Laws of the State of Connecticut

                FIRST AND REFUNDING MORTGAGE BOND, 1997 SERIES B

                           PRINCIPAL DUE JUNE 1, 2002

           FOR VALUE RECEIVED, THE CONNECTICUT LIGHT AND POWER COMPANY, a corporation organized and existing under the laws of the State of Connecticut (hereinafter called the Company), hereby promises to pay to _______________________, or registered assigns, the principal sum of
_____________________ dollars, on the first day of June, 2002 and to pay interest on said sum, semiannually on the first days of June and December in each year, commencing December 1, 1997, until the Company's obligation with respect to said principal sum shall be discharged, at the rate of 7-3/4% per annum from the interest payment date next preceding the date of authentication hereof to which interest has been paid on the bonds of this series, or if the date of authentication hereof is prior to November 16, 1997, then from June 1, 1997, or if the date of authentication hereof is an interest payment date to which interest is being paid or a date between the record date for any such interest payment date and such interest payment date, then from such interest payment date. Both principal and interest shall be payable at the office or agency of the Company in the Borough of Manhattan, New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

           If a Registration Default (as defined in the Registration Rights Agreement dated June 19, 1997 between the Company and the Purchasers named therein (the "Registration Agreement")) occurs at a time when this security is a Registrable Bond (as defined in the Registration Agreement), then the interest rate hereon will increase by 0.50% per annum with respect to the first 90-day period immediately following the occurrence of such Registration Default and by an additional 0.50% per annum with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of 1.50% per annum (provided that in no event shall the interest rate payable on the Registrable Bonds be increased by more than 0.50% per annum in any single 90-day period above the interest rate applicable immediately prior to commencement of such 90-day period). The Registration Agreement will be provided without charge, upon request of the holder hereof, to the office or agency of the Company in the Borough of Manhattan, New York, New York.

           Each installment of interest hereon (other than overdue interest) shall be payable to the person who shall be the registered owner of this bond at the close of business on the record date, which shall be the May 15 or November 15, as the case may be, next preceding the interest payment date, or, if such May 15 or November 15 shall be a legal holiday or a day on which banking institutions in the Borough of Manhattan, New York, New York, are authorized by law to close, the next preceding day which shall not be a legal holiday or a day on which such institutions are so authorized to close.

           Reference is hereby made to the further provisions of this bond set forth on the reverse hereof, including without limitation provisions in regard to the call and redemption and the registration of transfer and exchangeability of this bond, and such further provisions shall for all purposes have the same effect as though fully set forth in this place.

           This bond shall not become or be valid or obligatory until the certificate of authentication hereon shall have been signed by Bankers Trust Company (hereinafter with its successors as defined in the Mortgage hereinafter referred to, generally called the Trustee), or by such a successor.

           IN WITNESS WHEREOF, The Connecticut Light and Power Company has caused this bond to be executed in its corporate name and on its behalf by its President by his signature or a facsimile thereof, and its corporate seal to be affixed or imprinted hereon and attested by the manual or facsimile signature of its Secretary.

Dated as of _______, 1997.

                                     THE CONNECTICUT LIGHT AND POWER
                                     COMPANY


                                     By:
                                        -----------------------------------
                                        Name:
                                        Title:    President


                                     Attest:

                                     --------------------------------------
                                     Name:
                                     Title:    Secretary

                         [FORM OF TRUSTEE'S CERTIFICATE]

           Bankers Trust Company hereby certifies that this bond is one of the bonds described in the within mentioned Mortgage.

                                     BANKERS TRUST COMPANY, TRUSTEE

                                     By:
                                        -----------------------------------
                                        Name:
                                        Title:    Authorized Officer

                                 [FORM OF BOND]

                                    [REVERSE]

                     THE CONNECTICUT LIGHT AND POWER COMPANY

                FIRST AND REFUNDING MORTGAGE BOND, 1997 SERIES B


           This bond is one of an issue of bonds of the Company, of an unlimited authorized amount of coupon bonds or registered bonds without coupons, or both, known as its First and Refunding Mortgage Bonds, all issued or to be issued in one or more series, and is one of a series of said bonds limited in principal amount to Two Hundred Million Dollars ($200,000,000), consisting only of registered bonds without coupons and designated "First and Refunding Mortgage Bonds, 1997 Series B," all of which bonds are issued or are to be issued under, and equally and ratably secured by, a certain Indenture of Mortgage and Deed and Trust dated as of May 1, 1921, and by sixty-seven Supplemental Indentures dated respectively as of May 1, 1921, February 1, 1924, July 1, 1926, June 20, 1928, June 1, 1932, July 1, 1932, July 1, 1935, September 1, 1936, October 20, 1936,
December 1, 1936, December 1, 1938, August 31, 1944, September 1, 1944, May 1, 1945, October 1, 1945, November 1, 1949, December 1, 1952, December 1, 1955,
January 1, 1958, February 1, 1960, April 1, 1961, September 1, 1963, April 1, 1967, May 1, 1967, January 1, 1968, October 1, 1968, December 1, 1969, January
1, 1970, October 1, 1970, December 1, 1971, August 1, 1972, April 1, 1973, March
1, 1974, February 1, 1975, September 1, 1975, May 1, 1977, March 1, 1978,
September 1, 1980, October 1, 1981, June 30, 1982, October 1, 1982, July 1, 1983, January 1, 1984, October 1, 1985, September 1, 1986, April 1, 1987,
October 1, 1987, November 1, 1987, April 1, 1988, November 1, 1988, June 1, 1989, September 1, 1989, December 1, 1989, April 1, 1992, July 1, 1992, October 1, 1992, July 1, 1993, July 1, 1993, December 1, 1993, February 1, 1994,
February 1, 1994, June 1, 1994, October 1, 1994, June 1, 1996, January 1, 1997,
May 1, 1997, and June 1, 1997 (said Indenture of Mortgage and Deed of Trust and Supplemental Indentures being collectively referred to herein as the "Mortgage"), all executed by the Company to Bankers Trust Company, as Trustee, all as provided in the Mortgage to which reference is made for a statement of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds in respect thereof and the terms and conditions upon which the bonds may be issued and are secured; but neither the foregoing reference to the Mortgage nor any provision of this bond or of the Mortgage shall affect or impair the obligation of the Company, which is absolute, unconditional and unalterable, to pay at the maturities herein provided the principal of and interest on this bond as herein provided. The principal of this bond may be declared or may become due on the conditions, in the manner and at the time set forth in the Mortgage, upon the happening of an event of default as in the Mortgage provided.

           This bond is transferable by the registered holder hereof in person or by attorney upon surrender hereof at the office or agency of the Company in the Borough of Manhattan, New York, New York, together with a written instrument of transfer in approved form, signed by the holder, and a new bond or bonds of this series for a like principal amount in authorized denominations will be issued in exchange, all as provided in the Mortgage. Prior to due presentment for registration of transfer of this bond, the Company and the Trustee may deem and treat the registered owner hereof as the absolute owner hereof, whether or not this bond be overdue, for the purpose of receiving payment and for all other purposes, and neither the Company nor the Trustee shall be affected by any notice to the contrary.

           This bond is exchangeable at the option of the registered holder hereof upon surrender hereof, at the office or agency of the Company in the Borough of Manhattan, New York, New York, for an equal principal amount of bonds of this series of other authorized denominations, in the manner and on the terms provided in the Mortgage.

           Bonds of this series owned by "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933, as amended ("Securities Act") are to be issued initially under a book-entry only system and, except as hereinafter provided, will be evidenced by a single Global Security registered in the name of The Depository Trust Company, New York, New York ("DTC") or its nominee, which shall be considered to be the holder of all such bonds for all purposes of the Mortgage, including, without limitation, payment by the Company of principal of and interest on such bonds and receipt of notices and exercise of rights of holders of such bonds. The Global Security shall be immobilized in the custody of DTC with the owners of book-entry interests in the Global Security ("Book-Entry Interests") having no right to receive bonds of this series in the form of physical securities or certificates. Ownership of Book-Entry Interests shall be shown by book-entry on the system maintained and operated by DTC, its participants (the "Participants") and certain persons acting through the Participants. Transfers of ownership of Book-Entry Interests are to be made only by DTC and the Participants by that book-entry system, the Company and the Trustee having no responsibility therefor so long as the Global Security is registered in the name of DTC or its nominee. DTC is to maintain records of positions of Participants in bonds of this series registered by the Global Security, and the Participants and persons acting through Participants are to maintain records of the purchasers and owners of Book-Entry Interests. If DTC or its nominee determines not to continue to act as a depository for the bonds of this series in connection with a book-entry only system, another depository, if available, may act instead and the Global Security will be transferred into the name of such other depository or its nominee, in which case the above provisions will continue to apply to the new depository. If the book-entry system for bonds of this series is discontinued for any reason, upon surrender and cancellation of the Global Security registered in the name of the then depository or its nominee, new registered bonds of this series will be issued in authorized denominations to the holders of Book-Entry Interests in principal amounts coinciding with the amounts of Book-Entry Interests shown on the book-entry system immediately prior to the discontinuance thereof. Neither the Trustee nor the Company shall be responsible for the accuracy of the interests shown on that system.

           Bonds of this series originally purchased by or transferred to institutional Accredited Investors as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) who are not qualified institutional buyers are to be issued in certificated form. Upon the transfers of a bond from an institutional Accredited Investor to a qualified institutional buyer, such bond may (unless the Global Security has previously been exchanged in whole for certificated bonds of this series) be exchanged for an interest in the Global Security.

           The bonds of this series are subject to redemption prior to maturity, as a whole at any time or in part from time to time, in accordance with the provisions of the Mortgage, upon not less than thirty (30) days and not more than 60 days prior notice (which notice may be made subject to the deposit of redemption moneys with the Trustee before the date fixed for redemption) given by mail as provided in the Mortgage, at the option of the Company, at a redemption price equal to the greater of (i) 100% of their principal amount and
(ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield, plus in each case accrued interest to the date of redemption (the "Redemption Date").

           "Treasury Yield" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

           "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker having a maturity comparable to the remaining term of the bonds of this series that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the bonds of this series. "Independent Investment Banker" means Morgan Stanley & Co. Incorporated or, if such firm is unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing to be selected by the Company and appointed by the Trustee.

           "Comparable Treasury Price" means, with respect to any Redemption Date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such business day (A) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or
(B) if the Trustee obtains fewer than four Reference Treasury Dealer Quotations, the average of all such Quotations. "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such Redemption Date.

           "Reference Treasury Dealer" means each of Morgan Stanley & Co. Incorporated and Salomon Brothers Inc. and another Primary Treasury Dealer (as defined herein) at the option of the Company, provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

           The Mortgage provides that the Company and the Trustee, with consent of the holders of not less than 66-2/3% in aggregate principal amount of the bonds at the time outstanding which would be affected by the action proposed to be taken, may by supplemental indenture add any provisions to or change or eliminate any of the provisions of the Mortgage or modify the rights of the holders of the bonds and coupons issued thereunder; provided, however, that without the consent of the holder hereof no such supplemental indenture shall affect the terms of payment of the principal of or interest or premium on this bond, or reduce the aforesaid percentage of the bonds the holders of which are required to consent to such a supplemental indenture, or permit the creation by the Company of any mortgage or pledge or lien in the nature thereof ranking prior to or equal with the lien of the Mortgage or deprive the holder hereof of the lien of the Mortgage on any of the property which is subject to the lien thereof.

           As set forth in the Supplemental Indenture establishing the terms and conditions of the bonds of this series, each holder of this bond, solely by virtue of its acquisition thereof, shall have and be deemed to have consented, without the need for any further action or consent by such holder, to certain amendments to the Mortgage, effective contemporaneously with the issuance of the bonds of this series, which have the effect of eliminating in their entirety the requirements of the sinking and improvement fund previously set forth in Section
6.14 of the Mortgage.

           No recourse shall be had for the payment of the principal of or the interest on this bond, or any part thereof, or for any claim based thereon or otherwise in respect thereof, to any incorporator, or any past, present or future stockholder, officer or director of the Company, either directly or indirectly, by virtue of any statute or by enforcement of any assessment or otherwise, and any and all liability of the said incorporators, stockholders, officers or directors of the Company in respect to this bond is hereby expressly waived and released by every holder hereof.

                                   SCHEDULE B

                                  TOWN OF AVON
                                  ------------

           All of the following described rights, privileges and easements situated in the Town of Avon, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:


                                                                                  RECORDED
     GRANTOR                               DATE OF INSTRUMENT                    VOLUME/PAGE
     -------                               ------------------                    -----------
(1)  Orchard Farms Development, Inc.       March 12, 1997                   330              723
(2)  Orchard Farms Development, Inc.       December 9, 1996                 328               53
(3)  Land Subdividers, Inc.                December 10, 1996                328               55
(4)  Home Builders Association of
     Hartford County, Inc.                 December 9, 1996                 328               57
(5)  Saverio Stancati et al                October 10, 1995                 319              486
(6)  Mansour Enterprises, Inc.             March 7, 1995                    306              22*


     *Inter Alia:  Farmington

                                TOWN OF BOLTON
                                --------------

           All of the following described rights, privileges and easements situated in the Town of Bolton, County of Tolland and State of Connecticut, more particularly described in the following deeds, viz:


                                                                                  RECORDED
     GRANTOR                               DATE OF INSTRUMENT                    VOLUME/PAGE
     -------                               ------------------                    -----------
(7)  Richard H. Barry et al                January 31, 1997                 89               700


                               TOWN OF BRANFORD
                               ----------------

           All of the following described rights, privileges and easements situated in the Town of Branford, County of New Haven and State of Connecticut, more particularly described in the following deeds, viz:


                                                                                  RECORDED
     GRANTOR                               DATE OF INSTRUMENT                    VOLUME/PAGE
     -------                               ------------------                    -----------
(8)  M & E Construction, Inc.              November 5, 1996                 617              496
(9)  Stanley Kaczynski                     November 18, 1993                560              423
(10) Edward L. Pantani, Trustee            February 6, 1997                 621              469


                                 TOWN OF CANTON
                                 --------------

           All of the following described rights, privileges and easements situated in the Town of Canton, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:


                                                                                  RECORDED
     GRANTOR                               DATE OF INSTRUMENT                    VOLUME/PAGE
     -------                               ------------------                    -----------
(11) Howard Olson et al                    November 6, 1996                 216              698
(12) Village Developers                    January 13, 1997                 218              113


                               TOWN OF CHESHIRE
                               ----------------

           All of the following described rights, privileges and easements situated in the Town of Cheshire, County of New Haven and State of Connecticut, more particularly described in the following deeds, viz:


                                                                                   RECORDED
     GRANTOR                               DATE OF INSTRUMENT                     VOLUME/PAGE
     -------                               ------------------                     -----------
(13) MDA Cheshire L.L.C.                   December 9, 1996                 1199              260


                                 TOWN OF CLINTON
                                 ---------------

           All of the following described rights, privileges and easements situated in the Town of Clinton, County of Middlesex and State of Connecticut, more particularly described in the following deeds, viz:


                                                                                  RECORDED
     GRANTOR                               DATE OF INSTRUMENT                    VOLUME/PAGE
     -------                               ------------------                    -----------
(14) Susan G. Lione                        December 19, 1996                250              132
(15) C & G Realty, Inc.                    March 18, 1997                   251             1059


                               TOWN OF COVENTRY
                               ----------------

           All of the following described rights, privileges and easements situated in the Town of Coventry, County of Tolland and State of Connecticut, more particularly described in the following deeds, viz:


                                                                                  RECORDED
     GRANTOR                               DATE OF INSTRUMENT                    VOLUME/PAGE
     -------                               ------------------                    -----------
(16) Rolling Woods LLC                     December 30, 1996                577              281


                               TOWN OF CROMWELL
                               ----------------

           All of the following described rights, privileges and easements situated in the Town of Cromwell, County of Middlesex and State of Connecticut, more particularly described in the following deeds, viz:


                                                                                  RECORDED
     GRANTOR                               DATE OF INSTRUMENT                    VOLUME/PAGE
     -------                               ------------------                    -----------
(17) Daylar River Properties
     Limited Partnership                   March 8, 1995                    579               27
(18) Tournament Players Club of
     Connecticut, Inc.                     April 16, 1997                   631              151


                                TOWN OF DANBURY
                                ---------------

           All of the following described rights, privileges and easements situated in the Town of Danbury, County of Fairfield and State of Connecticut, more particularly described in the following deeds, viz:


                                                                                   RECORDED
     GRANTOR                               DATE OF INSTRUMENT                     VOLUME/PAGE
     -------                               ------------------                     -----------
(19) The Enclave, LLC                      June 20, 1996                    1153             1149


                              TOWN OF DEEP RIVER
                              ------------------

           All of the following described rights, privileges and easements situated in the Town of Deep River, County of Middlesex and State of Connecticut, more particularly described in the following deeds, viz:


                                                                                  RECORDED
     GRANTOR                               DATE OF INSTRUMENT                    VOLUME/PAGE
     -------                               ------------------                    -----------
(20) Harold A. Tomlinson et al             April 10, 1997                   145              557


                                TOWN OF DURHAM
                                --------------

           All of the following described rights, privileges and easements situated in the Town of Durham, County of Middlesex and State of Connecticut, more particularly described in the following deeds, viz:


                                                                                  RECORDED
     GRANTOR                               DATE OF INSTRUMENT                    VOLUME/PAGE
     -------                               ------------------                    -----------
(21) Noel K. Higgins                       January 13, 1997                 152              201
(22) Cuomo Construction, Inc.              April 4, 1997                    152             1112


                              TOWN OF EAST HADDAM
                              -------------------

           All of the following described rights, privileges and easements situated in the Town of East Haddam, County of Middlesex and State of Connecticut, more particularly described in the following deeds, viz:


                                                                                  RECORDED
     GRANTOR                               DATE OF INSTRUMENT                    VOLUME/PAGE
     -------                               ------------------                    -----------
(23) Elizabeth Nemergut                    November 8, 1996                 400              325
(24) R.D.M. Construction, Inc.             December 13, 1996                402              118
(25) Howard F. Camolli, Jr. et al          September 12, 1996               399               22


                                TOWN OF ENFIELD
                                ---------------

           All of the following described rights, privileges and easements situated in the Town of Enfield, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:


                                                                                   RECORDED
     GRANTOR                               DATE OF INSTRUMENT                     VOLUME/PAGE
     -------                               ------------------                     -----------
(26) Hampden and Beech, Inc.               January 16, 1997                 1030               25


                              TOWN OF FARMINGTON
                              ------------------

           All of the following described rights, privileges and easements situated in the Town of Farmington, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:


                                                                                  RECORDED
     GRANTOR                               DATE OF INSTRUMENT                    VOLUME/PAGE
     -------                               ------------------                    -----------
(27) Farmington Land Trust, Inc.           December 13, 1996                536              866
(28) Lee T. Ferguson et al                 November 18, 1996                536              868
(29) Mansour Enterprises, Inc.             March 7, 1995                    497            1110*


     Inter Alia:  Avon

                              TOWN OF GLASTONBURY
                              -------------------

           All of the following described rights, privileges and easements situated in the Town of Glastonbury, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:


                                                                                    RECORDED
     GRANTOR                               DATE OF INSTRUMENT                      VOLUME/PAGE
     -------                               ------------------                      -----------
(30) Edward J. Kamis                       June 14, 1985                     303               61
(31) Cove Landing Associates LLC           November 13, 1996                1050              217


                                 TOWN OF GRANBY
                                 --------------

           All of the following described rights, privileges and easements situated in the Town of Granby, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:


                                                                                 RECORDED
     GRANTOR                               DATE OF INSTRUMENT                   VOLUME/PAGE
     -------                               ------------------                   -----------
(32) Granby Farms Partners                 August 21, 1996                  212              791
(33) Connecticut Valley Land
     Developers, Inc.                      December 18, 1996                212              794
(34) Thomas Development Corporation        November 1, 1996                 212              923
(35) George J. Reynolds et al              January 31, 1997                 214               46


                               TOWN OF GRISWOLD
                               ----------------

           All of the following described rights, privileges and easements situated in the Town of Griswold, County of New London and State of Connecticut, more particularly described in the following deeds, viz:


                                                                                 RECORDED
     GRANTOR                               DATE OF INSTRUMENT                   VOLUME/PAGE
     -------                               ------------------                   -----------
(36) Pine Trace, Inc.                      March 11, 1997                   178              507


                               TOWN OF GUILFORD
                               ----------------

           All of the following described rights, privileges and easements situated in the Town of Guilford, County of New Haven and State of Connecticut, more particularly described in the following deeds, viz:


                                                                                  RECORDED
     GRANTOR                               DATE OF INSTRUMENT                    VOLUME/PAGE
     -------                               ------------------                    -----------
(37) Peter Whitney Marlowe                 November 22, 1996                469              653
(38) Martin A. White et al                 December 9, 1996                 469              426
(39) Archie Bailey                         January 20, 1997                 470              806
(40) Joseph S. Milano                      April 9, 1997                    473              718


                                TOWN OF HAMPTON
                                ---------------

           All of the following described rights, privileges and easements situated in the Town of Hampton, County of Windham and State of Connecticut, more particularly described in the following deeds, viz:


                                                                                 RECORDED
     GRANTOR                               DATE OF INSTRUMENT                   VOLUME/PAGE
     -------                               ------------------                   -----------
(41) Jereslawa Asselin                     December 4, 1996                 44              680


                                TOWN OF LEDYARD
                                ---------------

           All of the following described rights, privileges and easements situated in the Town of Ledyard, County of New London and State of Connecticut, more particularly described in the following deeds, viz:


                                                                                 RECORDED
     GRANTOR                               DATE OF INSTRUMENT                   VOLUME/PAGE
     -------                               ------------------                   -----------
(42) Hidden Acres                          December 20, 1996                265              865
(43) Crossen Builders, Inc.                March 11, 1997                   267              451


                                TOWN OF LISBON
                                --------------

           All of the following described rights, privileges and easements situated in the Town of Lisbon, County of New London and State of Connecticut, more particularly described in the following deeds, viz:


                                                                                 RECORDED
     GRANTOR                               DATE OF INSTRUMENT                   VOLUME/PAGE
     -------                               ------------------                   -----------
(44) Carolyn J. Read et al                 January 14, 1997                 80              709
(45) John F. Shork et al                   March 13, 1992                   67              380
                                           & March 17, 1992


                               TOWN OF LITCHFIELD
                               ------------------

           All of the following described rights, privileges and easements situated in the Town of Litchfield, County of Litchfield and State of Connecticut, more particularly described in the following deeds, viz:


                                                                                  RECORDED
     GRANTOR                               DATE OF INSTRUMENT                    VOLUME/PAGE
     -------                               ------------------                    -----------
(46) Nancy D. Goldring                     May 9. 1996                      232              109
(47) Douglas C. Wisch et al                November 12, 1996                234              613


                                 TOWN OF MADISON
                                 ---------------

           All of the following described rights, privileges and easements situated in the Town of Madison, County of New Haven and State of Connecticut, more particularly described in the following deeds, viz:


                                                                                  RECORDED
     GRANTOR                               DATE OF INSTRUMENT                    VOLUME/PAGE
     -------                               ------------------                    -----------
(48) Kenneth L. Evarts                     November 26, 1996                728               92


                                TOWN OF MANSFIELD
                                -----------------

           All of the following described rights, privileges and easements situated in the Town of Mansfield, County of Tolland and State of Connecticut, more particularly described in the following deeds, viz:


                                                                                  RECORDED
     GRANTOR                               DATE OF INSTRUMENT                    VOLUME/PAGE
     -------                               ------------------                    -----------
(49) Pasquale A. Ferrigno et al            March 20, 1997                   384              404


                                 TOWN OF MERIDEN
                                 ---------------

           All of the following described rights, privileges and easements situated in the Town of Meriden, County of New Haven and State of Connecticut, more particularly described in the following deeds, viz:


                                                                                  RECORDED
     GRANTOR                               DATE OF INSTRUMENT                    VOLUME/PAGE
     -------                               ------------------                    -----------
(50) City of Meriden                       October 11, 1996                 2215              154
(51) The Southern New England
     Telephone Company                     December 16, 1996                2228               75
(52) Gennaro Martorelli, Trustee           March 27, 1997                   2255               32


                               TOWN OF MIDDLEBURY
                               ------------------

           All of the following described rights, privileges and easements situated in the Town of Middlebury, County of New Haven and State of Connecticut, more particularly described in the following deeds, viz:


                                                                                 RECORDED
     GRANTOR                               DATE OF INSTRUMENT                   VOLUME/PAGE
     -------                               ------------------                   -----------
(53) Steeplechase of Middlebury
     L.L.C.                                August 7, 1996                   146              102


                               TOWN OF MIDDLETOWN
                               ------------------

           All of the following described rights, privileges and easements situated in the Town of Middletown, County of Middlesex and State of Connecticut, more particularly described in the following deeds, viz:


                                                                                  RECORDED
     GRANTOR                               DATE OF INSTRUMENT                    VOLUME/PAGE
     -------                               ------------------                    -----------
(54) Joseph F. Sarcia                      November 18, 1996                1112              629


                                TOWN OF MONROE
                                --------------

     All of the following described rights, privileges and easements situated in the Town of Monroe, County of Fairfield and State of Connecticut, more particularly described in the following deeds, viz:

                                                                    RECORDED
     GRANTOR                       DATE OF INSTRUMENT              VOLUME/PAGE
     -------                       ------------------              -----------

(55) Summit Residential, L.L.C.    April 12, 1996                   697   213


                                TOWN OF MONTVILLE
                                -----------------

     All of the following described rights, privileges and easements situated in the Town of Montville, County of New London and State of Connecticut, more particularly described in the following deeds, viz:

                                                                    RECORDED
     GRANTOR                       DATE OF INSTRUMENT              VOLUME/PAGE
     -------                       ------------------              -----------

(56) Frank Charles Dvorak et al    April 9, 1992                    269    68


                                TOWN OF NEWINGTON
                                -----------------

     All of the following described rights, privileges and easements situated in the Town of Newington, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:

                                                                    RECORDED
     GRANTOR                       DATE OF INSTRUMENT              VOLUME/PAGE
     -------                       ------------------              -----------

(57) Town of Newington             October 30, 1996                1115    95

                                TOWN OF NORWALK
                                ---------------


     All of the following described rights, privileges and easements situated in the Town of Norwalk, County of Fairfield and State of Connecticut, more particularly described in the following deeds, viz:

                                                                    RECORDED
     GRANTOR                       DATE OF INSTRUMENT              VOLUME/PAGE
     -------                       ------------------              -----------

(58) Ludovico A. Iacono et al      January 17, 1996                3169   306


                                TOWN OF OLD LYME
                                ----------------

     All of the following described rights, privileges and easements situated in the Town of Old Lyme, County of New London and State of Connecticut, more particularly described in the following deeds, viz:

                                                                    RECORDED
     GRANTOR                       DATE OF INSTRUMENT              VOLUME/PAGE
     -------                       ------------------              -----------

(59) EPW-1, LLC                    May 5, 1997                      238   307


                              TOWN OF OLD SAYBROOK
                              --------------------

     All of the following described rights, privileges and easements situated in the Town of Old Saybrook, County of Middlesex and State of Connecticut, more particularly described in the following deeds, viz:

                                                                    RECORDED
     GRANTOR                       DATE OF INSTRUMENT              VOLUME/PAGE
     -------                       ------------------              -----------

(60) Greg S. Gibson                November 4, 1996                 339   575
(61) Captain Dolbeare, Inc. et al  August 28, 1996                  339   226
(62) Scott T. Efinger              November 19, 1996                340   232
(63) Robert L. Day Co., Inc.       November 19, 1996                340   122
(64) Blue Point, Inc. et al        March 8, 1997                    342   647

                                 TOWN OF OXFORD
                                 --------------

     All of the following described rights, privileges and easements situated in the Town of Oxford, County of New Haven and State of Connecticut, more particularly described in the following deeds, viz:

                                                                    RECORDED
     GRANTOR                       DATE OF INSTRUMENT              VOLUME/PAGE
     -------                       ------------------              -----------

(65) Gray Eagle, Inc.              January 6, 1997                  192   408
(66) Elizabeth Troia Blatchley     December 13, 1996                191   967
     et al

                               TOWN OF PLAINFIELD
                               ------------------

     All of the following described rights, privileges and easements situated in the Town of Plainfield, County of Windham and State of Connecticut, more particularly described in the following deeds, viz:

                                                                    RECORDED
     GRANTOR                       DATE OF INSTRUMENT              VOLUME/PAGE
     -------                       ------------------              -----------

(67) Lauri P. Pulkkinen et al      January 6, 1997                  240  1077


                                TOWN OF PLYMOUTH
                                ----------------

     All of the following described rights, privileges and easements situated in the Town of Plymouth, County of Litchfield and State of Connecticut, more particularly described in the following deeds, viz:

                                                                    RECORDED
     GRANTOR                       DATE OF INSTRUMENT              VOLUME/PAGE
     -------                       ------------------              -----------

(68) Olga S. Wrettick              January 23, 1997                  35    24

                                 TOWN OF PRESTON
                                 ---------------

     All of the following described rights, privileges and easements situated in the Town of Preston, County of New London and State of Connecticut, more particularly described in the following deeds, viz:

                                                                    RECORDED
     GRANTOR                       DATE OF INSTRUMENT              VOLUME/PAGE
     -------                       ------------------              -----------

(69) Gail L. Whitney et al         February 5, 1997                 112   144


                               TOWN OF PROSPECT
                               ----------------

     All of the following described rights, privileges and easements situated in the Town of Prospect, County of New Haven and State of Connecticut, more particularly described in the following deeds, viz:

                                                                    RECORDED
     GRANTOR                       DATE OF INSTRUMENT              VOLUME/PAGE
     -------                       ------------------              -----------

(70) Robinmark Development Group,
     LLC                           December 19, 1996                283   192


                                  TOWN OF SALEM
                                  -------------

     All of the following described rights, privileges and easements situated in the Town of Salem, County of New London and State of Connecticut, more particularly described in the following deeds, viz:

                                                                    RECORDED
     GRANTOR                       DATE OF INSTRUMENT              VOLUME/PAGE
     -------                       ------------------              -----------

(71) Marian Keszycki               October 28, 1996                 102    17

                                 TOWN OF SHARON
                                 --------------

     All of the following described rights, privileges and easements situated in the Town of Sharon, County of Litchfield and State of Connecticut, more particularly described in the following deeds, viz:

                                                                    RECORDED
     GRANTOR                       DATE OF INSTRUMENT              VOLUME/PAGE
     -------                       ------------------              -----------

(72) Patricia R. Purdy             August 6, 1996                  127    948


                                TOWN OF SIMSBURY
                                ----------------

     All of the following described rights, privileges and easements situated in the Town of Simsbury, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:

                                                                    RECORDED
     GRANTOR                       DATE OF INSTRUMENT              VOLUME/PAGE
     -------                       ------------------              -----------

(73) Brewer & Horan Construction   February 28, 1997               467    59
     Co., Inc.

                                 TOWN OF SOMERS
                                 --------------

     All of the following described rights, privileges and easements situated in the Town of Somers, County of Tolland and State of Connecticut, more particularly described in the following deeds, viz:

                                                                    RECORDED
     GRANTOR                       DATE OF INSTRUMENT              VOLUME/PAGE
     -------                       ------------------              -----------

(74) Hardor, Inc.                  January 13, 1997                173    453

                              TOWN OF SOUTH WINDSOR
                              ---------------------

     All of the following described rights, privileges and easements situated in the Town of South Windsor, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:

                                                                    RECORDED
     GRANTOR                       DATE OF INSTRUMENT              VOLUME/PAGE
     -------                       ------------------              -----------

(75) RSK-KELLCO INC.               December 11, 1996               924    158
(76) B&M Enterprises, Inc.         November 21, 1996               923    21


                                TOWN OF SOUTHBURY
                                -----------------

     All of the following described rights, privileges and easements situated in the Town of Southbury, County of New Haven and State of Connecticut, more particularly described in the following deeds, viz:

                                                                    RECORDED
     GRANTOR                       DATE OF INSTRUMENT              VOLUME/PAGE
     -------                       ------------------              -----------

(77) Edward H. Williams            July 11, 1996                   311    560
(78) Thomas W. Hill et al          November 18, 1996               314    126
(79) Pond Ridge Corp.              October 31, 1996                314    220


                               TOWN OF SOUTHINGTON
                               -------------------

     All of the following described rights, privileges and easements situated in the Town of Southington, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:

                                                                    RECORDED
     GRANTOR                       DATE OF INSTRUMENT              VOLUME/PAGE
     -------                       ------------------              -----------

(80) Alison Wight                  November 13, 1996               659    532
(81) D & J Corporation             February 21, 1997               664    545
(82) James L. Hermann              May 13, 1996                    646    99
(83) Ralph Crispino et al          December 3, 1996                667    53
                                   & December 4, 1996

                                TOWN OF STAFFORD
                                ----------------

     All of the following described rights, privileges and easements situated in the Town of Stafford, County of Tolland and State of Connecticut, more particularly described in the following deeds, viz:

                                                                    RECORDED
     GRANTOR                       DATE OF INSTRUMENT              VOLUME/PAGE
     -------                       ------------------              -----------

(84) Robert W. Pinatti             November 25, 1996               343    523


                                TOWN OF STAMFORD
                                ----------------

     All of the following described rights, privileges and easements situated in the Town of Stamford, County of Fairfield and State of Connecticut, more particularly described in the following deeds, viz:

                                                                    RECORDED
     GRANTOR                       DATE OF INSTRUMENT              VOLUME/PAGE
     -------                       ------------------              -----------

(85) Vanech Bros., Inc.            April 1, 1996                   4563   21
(86) Vanech Bros., Inc.            August 8, 1996                  4625   52


                               TOWN OF STONINGTON
                               ------------------

     All of the following described rights, privileges and easements situated in the Town of Stonington, County of New London and State of Connecticut, more particularly described in the following deeds, viz:

                                                                    RECORDED
     GRANTOR                       DATE OF INSTRUMENT              VOLUME/PAGE
     -------                       ------------------              -----------

(87) Bishop Venture Realty         December 9, 1996                398    571
     Corporation
(88) Stephen J. Schlachter et al   February 6, 1997                402    953
(89) Stephen B. Palmer, III et al  March 13, 1997                  403    433

                                TOWN OF SUFFIELD
                                ----------------

     All of the following described rights, privileges and easements situated in the Town of Suffield, County of Hartford and State of Connecticut, more particularly described in the following deeds, viz:

                                                                    RECORDED
     GRANTOR                       DATE OF INSTRUMENT              VOLUME/PAGE
     -------                       ------------------              -----------

(90) Finlay Properties, Inc.       November 4, 1996                272    618


                                TOWN OF THOMPSON
                                ----------------

     All of the following described rights, privileges and easements situated in the Town of Thompson, County of Windham and State of Connecticut, more particularly described in the following deeds, viz:

                                                                    RECORDED
     GRANTOR                       DATE OF INSTRUMENT              VOLUME/PAGE
     -------                       ------------------              -----------

(91) Raymond G. Audette et al      November 21, 1996               352    13


                                 TOWN OF TOLLAND
                                 ---------------

     All of the following described rights, privileges and easements situated in the Town of Tolland, County of Tolland and State of Connecticut, more particularly described in the following deeds, viz:

                                                                    RECORDED
     GRANTOR                       DATE OF INSTRUMENT              VOLUME/PAGE
     -------                       ------------------              -----------

(92) Capstone Builders, Inc.       February 4, 1997                551    148

                               TOWN OF VOLUNTOWN
                               -----------------

     All of the following described rights, privileges and easements situated in the Town of Voluntown, County of New London and State of Connecticut, more particularly described in the following deeds, viz:

                                                                    RECORDED
     GRANTOR                       DATE OF INSTRUMENT              VOLUME/PAGE
     -------                       ------------------              -----------

(93) Henry P. Maynard              December 26, 1996               65     707


                                TOWN OF WATERFORD
                                -----------------

     All of the following described rights, privileges and easements situated in the Town of Waterford, County of New London and State of Connecticut, more particularly described in the following deeds, viz:

                                                                    RECORDED
     GRANTOR                        DATE OF INSTRUMENT             VOLUME/PAGE
     -------                        ------------------              -----------

(94) River Road Manor, Inc.         October 11, 1996               463    634
(95) Castle Hill Development, Inc.  February 4, 1997               464    31
(96) Olyn Contracting Company       February 24, 1997              464    630
(97) W. C. Peregrine Housing        March 7, 1997                  465    758
     Associates Limited Partnership
(98) Jordan Commons Associates      April 15, 1997                 466    786


                                TOWN OF WATERTOWN
                                -----------------

     All of the following described rights, privileges and easements situated in the Town of Watertown, County of Litchfield and State of Connecticut, more particularly described in the following deeds, viz:

                                                                    RECORDED
     GRANTOR                       DATE OF INSTRUMENT              VOLUME/PAGE
     -------                       ------------------              -----------

(99) Watertown Landmark, Inc.      October 29, 1996                838    123

                                TOWN OF WESTBROOK
                                -----------------

     All of the following described rights, privileges and easements situated in the Town of Westbrook, County of Middlesex and State of Connecticut, more particularly described in the following deeds, viz:

                                                                    RECORDED
      GRANTOR                       DATE OF INSTRUMENT             VOLUME/PAGE
      -------                       ------------------             -----------

(100) Raymond Papandrea             February 10, 1997              180    474
(101) Michael I. Reznik et al       January 25, 1997               181    293
(102) Mary J. Linde                 April 30, 1997                 181    791


                                 TOWN OF WILTON
                                 --------------

     All of the following described rights, privileges and easements situated in the Town of Wilton, County of Fairfield and State of Connecticut, more particularly described in the following deeds, viz:

                                                                    RECORDED
      GRANTOR                       DATE OF INSTRUMENT             VOLUME/PAGE
      -------                       ------------------             -----------

(103) Avalon Properties, Inc.       June 14, 1996                  996    114


                                 TOWN OF WINDHAM
                                 ---------------

     All of the following described rights, privileges and easements situated in the Town of Windham, County of Windham and State of Connecticut, more particularly described in the following deeds, viz:

                                                                    RECORDED
      GRANTOR                       DATE OF INSTRUMENT             VOLUME/PAGE
      -------                       ------------------             -----------

(104) Windham Mills Development     February 3, 1997               507    279
      Corporation

                                TOWN OF WOLCOTT
                                ---------------

     All of the following described rights, privileges and easements situated in the Town of Wolcott, County of New Haven and State of Connecticut, more particularly described in the following deeds, viz:

                                                                    RECORDED
      GRANTOR                       DATE OF INSTRUMENT             VOLUME/PAGE
      -------                       ------------------             -----------

(105) Lakeview, LLC                 May 30, 1996                   233    101
(106) Wolcott Associates            October 16, 1996               236    537
(107) Graziano Brothers et al       May 23, 1996                   233    521


                                TOWN OF WOODSTOCK
                                -----------------

     All of the following described rights, privileges and easements situated in the Town of Woodstock, County of Windham and State of Connecticut, more particularly described in the following deeds, viz:

                                                                    RECORDED
      GRANTOR                       DATE OF INSTRUMENT             VOLUME/PAGE
      -------                       ------------------             -----------

(108) Gary A. Potter                December 16, 1996              271    218
(109) James R. Pestey               July 11, 1996                  269    29
(110) Stephen J. Kaplowitt et al    February 18, 1997              274    31


                                TOWN OF WOODBURY
                                ----------------

     All of the following described rights, privileges and easements situated in the Town of Woodbury, County of Litchfield and State of Connecticut, more particularly described in the following deeds, viz:

                                                                    RECORDED
      GRANTOR                       DATE OF INSTRUMENT             VOLUME/PAGE
      -------                       ------------------             -----------

(111) Loan Oak Development, Inc.    April 2, 1996                  213    489
(112) Raymond Hardisty et al        May 22, 1996                   214    671